THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

SUBSCRIPTION AGREEMENT

UNITS
(Common Share and One Warrant)

To:	Enertopia Corporation (the "Issuer")

Re:	Purchase and Sale of Units of the Issuer

Dated For Reference: July 16, 2012

The undersigned (the "Purchaser") hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the terms and conditions set forth in Schedule "A" to this subscription (which, together with all appendices (the "Appendices") attached hereto, shall be deemed to form a part of this subscription), that number of units (the "Units") of the Issuer set out on page 3 hereof at a price of US$0.05 per Unit.

Each Unit is comprised of:

  one (1) common share of the Issuer (the "Shares"); and

  one share purchase warrant, each warrant (a "Warrant") entitling the holder thereof to acquire one (1) common share (a "Warrant Share") of the Issuer for a period of thirty-six (36) months after the date of issuance. The Warrants are exercisable at a price of US$0.10 per Warrant Share if exercised at any time up to twelve (12) months after the date of issuance and at a price of US$0.20 per Warrant Share if exercised anytime after twelve (12) months from the date of issuance until thirty-six (36) months after the date of issuance.

The offering of Units is subject to a maximum overall subscription of 20,000,000 Units for gross proceeds of US$1,000,000 (the “Maximum Subscription”).

A currency conversion rate of CDN$1.00 x US$1.00 is used and the Issuer will accept both CDN and US funds at par.

2

The Purchaser and the Issuer hereby agree that the Units, and the subsequent offering thereof, shall have and be conducted on the terms and conditions specified in Schedule "A" hereto. The Purchaser hereby makes, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, the acknowledgments, representations and warranties set out in Schedule "A" hereto, and agrees that the Issuer can rely on such acknowledgments, representations and warranties should this subscription offer be accepted.

Note:	The Purchaser must either be:

(a)	purchasing the securities offered hereunder as principal or;

(b)	deemed to be purchasing such securities as principal, by virtue of being:

(i)

a trust company or trust corporation described in paragraph (p) of the definition of "accredited investor" in Appendix I (other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada); or

(ii) a person described in paragraph (q) of the definition of "accredited investor" in Appendix I.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION PRIOR TO DELIVERY TO THE ISSUER

1.

All Purchasers must complete (i) the information required on page 3 with respect to subscription amounts and registration and delivery particulars; (ii) the information required on page 5 with respect to information regarding the Purchaser; and (iii) Appendix III – "Acknowledgement and Direction".

2.	Complete the applicable Appendices at the end of Schedule "A":

	(a)	Appendix I – "Certificate of Purchasers".

(b)

All Purchasers that complete “Category 4 – Offering Memorandum” in Appendix I and are relying on the "Offering Memorandum" exemption contained in Part 2 of National Instrument 45-106, must complete Appendix IIA – “Risk Acknowledgement”. Appendix III Acknowledgement and Direction

Return this subscription and all Appendices to the Issuer's solicitors, Macdonald Tuskey, Corporate and Securities Lawyers at 4th Floor - 570 Granville Street, Vancouver BC V6C 3P1. Purchasers can submit subscription funds by certified cheque, money order or bank draft drawn on a Canadian chartered bank and made payable to Macdonald Tuskey in Trust, Corporate and Securities Lawyers in Trust for Enertopia Corporation. in same day freely transferable United States or Canadian funds in Vancouver in the amount of the subscription funds hereby subscribed for.

3

SUBSCRIPTION AMOUNTS

No. of Units to be purchased at US$0.05 each: ______________________________________________________

Total Subscription Funds for Units: US$ ______________________________________________________

Dated this ________day of _____________________________, 2012

PURCHASER INFORMATION

(Name of Purchaser – please print)	Purchaser's Address

By: ________________________________________________
(Official Capacity or Title – please print)

(Telephone Number)
Authorized Signature ___________________________________

(Facsimile Number)
Please print name of individual whose signature appears
above if different than the name of the Purchaser printed
above

Details of Beneficial Purchaser If Not Same as Subscriber

(Name – please print)	Beneficial Purchaser's Address

(if space is inadequate, please attach a schedule
containing the necessary information.

Registration Instructions	Delivery Instructions

(Name	Name

Account Reference, if applicable	Account Reference, if applicable

Address	Contact Name

Address

(Telephone Number)

4

Execution by the Purchaser above shall constitute an irrevocable offer and agreement by the Purchaser to subscribe for the securities described herein on the terms and conditions herein. The Issuer shall be entitled to rely on the delivery of a facsimile copy of this subscription, and acceptance by the Issuer of such facsimile subscription shall be legally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms and conditions hereof.

ACCEPTANCE

This subscription is accepted and agreed to by the	)	ENERTOPIA CORPORATION
Issuer as of the day of _____________, 2012.	)
)
)
)
)
Per: ____________________________________
Authorized Signatory

5

INFORMATION REGARDING THE PURCHASER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.

Security Holdings. The Purchaser and all persons acting jointly and in concert with the Purchaser own, directly or indirectly, or exercises control or direction over (provide additional detail as applicable):

[ ]

________________________common shares of the Issuer and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Purchaser to acquire additional common shares or other kinds of shares of the Issuer:

[ ]	No shares of the Issuer or securities convertible into shares of the Issuer.

2.	Insider Status. The Purchaser either:

[ ]	Is an "Insider" of the Issuer as defined in the BC Act, by virtue of being:

(a)	a director or senior officer of the Issuer;

(b)	a director or senior officer of a company that is an Insider or subsidiary of the Issuer;

(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Issuer carrying more than 10% of the voting rights attached to all the Issuer's outstanding voting shares;

(d)	the Issuer itself if it holds any of its own securities.

[ ]	Is not an Insider of the Issuer.

SCHEDULE "A"

1.                        DEFINITIONS

1.2                      In this Agreement, the following words have the following meanings unless otherwise indicated:

(a)	"1933 Act" means the United States Securities Act of 1933 , as amended;

(b)	"Acts" means, collectively, the BC Act and the Alberta Act;

(c)	"Agreement" means this Agreement, including Schedule "A" and all Appendices;

(d)

"Alberta Act" means the Securities Act (Alberta), as amended, the regulations and rules made thereunder and all administrative policy statements, rules, instruments, blanket orders, notices, directions, and orders issued by the Alberta Securities Commission;

(e)

"BC Act" means the Securities Act (British Columbia), as amended, the regulations and rules made thereunder and all administrative policy statements, rules, instruments, blanket orders, notices, directions, and orders issued by the BC Securities Commission;

(f)	"Business Day" means any day except Saturday, Sunday, or a statutory holiday in Vancouver, British Columbia;

(g)	"Closing" means the closing on the Closing Date of the transaction of purchase and sale in respect of the Units as contemplated by this Subscription Agreement;

(h)	"Closing Date" means the day on which the Issuer issues the Units to the Purchaser;

(i)	"Commissions" means the United States Securities Commission, the British Columbia Securities Commission and the Alberta Securities Commissions;

(j)

"Disclosure Record" means, without limitation, the prospectuses, annual information forms, material change reports, press releases and other documents or reports filed by the Issuer with any applicable securities regulatory authority in Canada during the 12 months preceding the date hereof;

(k)	"NI 45-102" means the National Instrument 45-102 entitled "Resale of Securities" published by the Canadian Securities Administrators;

(l)	"NI 45-106" means the National Instrument 45-106 entitled "Prospectus and Registration Exemptions" published by the Canadian Securities Administrators;

(m)	"Offering" means the offering of the Units by way of private placement;

(n)	"Regulation S" means Regulation S promulgated under the 1933 Act;

(o)	"Regulatory Authorities" means the Commissions;

(p)	"Securities" means the Shares, Warrants and Warrant Shares;

(q)	"Shares" means the previously unissued common shares of the Issuer comprising part of the Units;

(r)	"Unit" means a unit of the Issuer consisting of one Share and one Warrant to be offered under the Private Placement;

(s)	"United States" means the United States of America, its territories and possessions and any State of the United States and the District of Columbia;

(t)

"U.S. Person" means a U.S. Person as that term is defined in Rule 902(o) of Regulation S, and includes (i) any natural person resident in the United States and (ii) any partnership or corporation organized or incorporated under the laws of United States, among other persons specified in such Rule;

(u)	"Warrant Shares" means the previously unissued common shares of the Issuer, which will be issued on the exercise of the Warrants; and

(v)	"Warrants" means the share purchase warrants comprising part of the Units.

2.                        PURCHASE AND SALE OF SHARES

2.1                      The Issuer is offering up to 20,000,000 Units at US$0.05 per Unit. Each Unit is comprised of one Share and one Warrant entitling the holder thereof to acquire one (1) Warrant Share of the Issuer for a period of twenty-four (24) months after the date of issuance. The Warrants are exercisable at a price of US$0.10 per Warrant Share if exercised at any time up to twelve (12) months after the date of issuance and at a price of US$0.20 per Warrant Share if exercised anytime after twelve (12) months from the date of issuance until thirty-six (36) months after the date of issuance. The offering price of the Units was determined by the Issuer with regard to the market for our stock, as listed for trading on the Canadian National Securities Exchange ("CNSX").

2.2                      The Purchaser agrees to deliver to the Issuer as soon as possible and, in any event, not later than 12:00 noon (Vancouver time) on the date which is two days prior to the Closing Date, the following:

(a)	a completed and duly executed copy of this Agreement;

(b)	a completed and duly executed Appendix I Certificate of Purchasers;

(a)	a completed and duly executive Appendix II – “Acknowledgement and Direction”; and

(b)	all other documents as may be required.

2.3                      On the Closing Date, the Purchaser will deliver to the Issuer a certified cheque, money order, bank draft or wire transfer drawn on a Canadian chartered bank and made payable to the Issuer's solicitors Macdonald Tuskey in Trust, Corporate and Securities Lawyers in Trust for Enertopia Corporation in the same day freely transferable United States or Canadian funds in Vancouver representing the total purchase price of the Units subscribed for by the Purchaser under this Agreement. The Issuer will then issue and sell the Purchaser’s Units and cause definitive certificates representing the number of Purchaser’s Shares and Warrants so issued and registered in accordance with this Subscription Agreement to be delivered in accordance with this Subscription Agreement.

3.                        CONDITIONS OF PURCHASE

3.1                      The Purchaser acknowledges that the Issuer’s obligation to sell the Securities to the Purchaser is subject to, among other things, the conditions that:

(a)

the Purchaser duly completes, signs, and delivers to the Issuer a copy of this Agreement, together with all documents required by applicable securities legislation for delivery on the Purchaser’s behalf, including without limitation the documents described in section 2.2 hereof;

(b)	the Issuer has received all necessary regulatory approvals to the Offering;

(c)	the Issuer accepts this subscription;

(d)

the sale of the Securities is exempt from prospectus requirements under the BC Act and any other applicable securities legislation relating to the sale of the Securities or all appropriate securities regulators issue all orders, consents, or approvals required to permit the sale without the Issuer having to register or file a prospectus;

(e)	the Purchaser’s representations and warranties remain true and correct as at the Closing Date; and

(f)	the Issuer being a "reporting issuer" as that term is defined in NI 45-102 at the Closing Date and for the four months preceding the date thereof in a jurisdiction of Canada.

4.                        OFFERING DOCUMENTS

4.1                      The offering is being made pursuant to exemptions (the "Exemptions") from the registration and prospectus requirements of the applicable Acts. The use of a particular Exemption may or may not require the delivery of an offering memorandum to a Purchaser. Purchasers hereby acknowledge and agree that unless a Purchaser is only able to purchase the Securities offered hereby pursuant to an Exemption which requires the delivery of an offering memorandum (the "OM Exemption") and they have completed and returned Appendix IIA, they will not be entitled to a copy of the Offering Memorandum (as defined below) in connection with their subscription and, notwithstanding any delivery or other receipt of the Offering Memorandum, they are not entitled to the contractual rights of the action provided therein or under any securities laws with respect to any potential misrepresentations in the Offering Memorandum.

4.2                      Purchasers purchasing the securities described herein pursuant to the OM Exemption acknowledge the receipt of the Issuer's offering memorandum dated July 16, 2012 (the "Offering Memorandum"). Such Purchasers may cancel their subscription to purchase the Securities offered hereby and have their subscription funds returned without interest or deduction by sending a written notice to the Issuer by midnight of the second (2nd) business day after executing their subscription agreement. Once this period has elapsed, subscriptions are irrevocable. The Offering Memorandum contains statutory rights of rescission available only to those Subscribers who are purchasing the Units pursuant to an OM Exemption. See the Offering Memorandum for further de

5.                        PURCHASER’S REPRESENTATIONS AND WARRANTIES

5.1                      The Purchaser acknowledges, represents, warrants and covenants to and with (on its own behalf and, if applicable, on behalf of those for whom the Purchaser is contracting hereunder) the Issuer that, as at the date of this Agreement and at the Closing Date:

(a)	The Issuer has not filed a prospectus with any of the Commissions or any other securities commission or similar authority in connection with the offering of the Securities and that:

	(i)	the Purchaser is restricted from using most of the civil remedies available under the Acts;

	(ii)	the Purchaser may not receive information that would otherwise be required to be provided to him under the Acts;

(iii)	the Issuer is relieved from certain obligations that it would otherwise be required to give if it provided a prospectus under the Acts; and

(iv)	the issuance and sale of the Securities to the Purchaser is subject to the sale being exempt from the prospectus requirements of the Acts.

(b)	If the Purchaser is a resident of British Columbia or Alberta, then the Purchaser is purchasing the Securities as principal and is either:

(i)

an "accredited investor" as defined in NI 45-106 and was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106

(c)	The Purchaser, if not a resident of British Columbia, certifies that it is not resident in British Columbia and acknowledges that:

	(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

	(ii)	there is no government or other insurance covering the Securities;

	(iii)	there are risks associated with the purchase of the Securities;

(iv)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities; and

(v)

the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Acts and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the Acts, including statutory rights of rescission or damages, will not be available to the Purchaser.

(d)	If the Purchaser is resident outside of Canada but not in the United States, the Purchaser:

(i)

is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the "Authorities") having application in the jurisdiction in which the Purchaser is resident (the "International Jurisdiction") which would apply to the acquisition of the Securities, if any;

(ii)

is purchasing the Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable the Purchaser is permitted to purchase the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to reply on any exemption;

(iii)

the applicable securities laws of the Authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

	(iv)	the purchase of the Purchaser's Securities by the Purchaser does not trigger:

(A)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction; and

the Purchaser will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(e)

The Issuer is entitled to rely on the representations and warranties and the statements and answers of the Purchaser contained in this Agreement and the Appendices and the Purchaser will hold harmless the Issuer from any loss or damage it may suffer as a result of the Purchaser's failure to correctly complete this Agreement and the Appendices;

(f)

The purchase of the Securities has not been made through or as a result of, and the distribution of the Securities has not been accompanied by, an advertisement in printed media of general and regular paid subscription, radio, or television.

(g)	No person has made to the Purchaser any written or oral representations:

	(i)	that any person will resell or repurchase the Securities;

	(ii)	that any person will refund the purchase price of the Securities;

	(iii)	as to the future price or value of any of the Securities; or

	(iv)	that the Securities will be listed and posted for trading on a stock exchange or that an application has been made to list and post the Securities for trading on a stock exchange.

(h)

The Purchaser is not a "control person" of the Issuer as defined in the BC Act, will not become a "control person" by virtue of the purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer.

(i)	The Purchaser, on its own behalf and on behalf of any disclosed principal, represents, warrants and agrees that:

	(i)	none of the Subscription Funds are being tendered on behalf of a person or entity who has not been identified as the Subscriber or the disclosed principal;

(ii)

to the best of its knowledge, none of the Subscription Funds have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States or any other jurisdiction;

(iii)

without limiting the foregoing, none of the Subscription Funds will represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorism Financing Act (Canada) (the "PCMLA"); and

(iv)

it shall promptly notify the Issuer if the Subscriber discovers that any of such representations and warranties are or cease to be true, and shall promptly thereafter provide the Issuer with the appropriate information in connection therewith.

(j)

The Subscriber acknowledges and agrees that the Securities have not been registered under the United States Securities Act of 1933 (the "1933 Act"), as amended, or any applicable State securities laws, and that the Securities will be deemed "Restricted Securities" as that term is defined under Rule 144 of the 1933 Act, and that the Securities may not be offered and sold, directly or indirectly, in the United States or by or to U.S. Persons (as defined in Regulation S promulgated under the 1933 Act) without registration under the 1933 Act and any applicable State securities laws, unless an exemption from registration is available. The Issuer is not obligated under any circumstances to register the Securities or to take any other actions to facilitate or permit any proposed resale or transfer thereof in the United States or otherwise by or to a U.S. Person, unless the transferee provides the Issuer with a legal opinion stating that the sale of the Securities is being made in compliance with (i) Rule 904 of Regulation S under the 1933 Act and all applicable State securities laws, (ii) Rule 144 of the 1933 Act and all applicable State securities laws, or (iii) another applicable exemption from the registration requirements of the 1933 Act and all applicable State securities laws. The Purchaser further acknowledges that the certificates representing the Securities will contain a legend prohibiting transfer of the Securities in the United States or by or to U.S. Persons (as defined in Regulation S promulgated under the 1933 Act), except in accordance with Regulation S.

(k)

The Subscriber acknowledges and agrees that the Warrants may not be exercised in the United States or otherwise by or to or for the account or benefit of a U.S. Person without registration under the 1933 Act and any applicable State securities laws, unless an exemption from registration is available and the holder of such Warrant furnishes the Issuer with a legal opinion of counsel satisfactory to the Issuer to that effect.

(l)	With respect to compliance with the 1933 Act:

	(i)	the Purchaser is not a U.S. Person and the Securities are not being acquired by it for or on behalf of a U.S. Person;

(ii)

no offers to sell the Securities were made by any person to the Purchaser while the Purchaser was in the United States, and the Subscriber was outside the United States at the time of execution and delivery of this subscription;

(iii)

any person who acquires Securities will be required to provide the Issuer with written certification that it is not a U.S. Person or person in the United States and that the Securities are not being acquired by it for or on behalf of a U.S. Person or person in the United States; The Purchaser is not an underwriter and is acquiring the Securities solely for investment purposes for his or her own account and not with a view to, or for, resale in connection with any distribution within the United States or by or to U.S. Persons (as defined in Regulation S promulgated under the 1933 Act);

(iv)

the Purchaser acknowledges that it has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares or the Warrant Shares pursuant to registration of any of the Shares or the Warrant Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

(v)

The Purchaser understands the speculative nature and risks of investment in the Securities and confirms that the Securities would be suitable and consistent with his or her investment program and that his or her financial position enable him or her to bear the risks of such investment.

(m)

The Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Acts) in the Issuer’s affairs that has not been generally disclosed to the public, save knowledge of this particular transaction.

(n)

If the Purchaser is an individual, the Purchaser has attained the age of majority and is legally competent to enter into and sign this Agreement and to take all actions required pursuant hereto, and if the Purchaser is a corporation, the Purchaser is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and its directors, shareholders, and others have given all necessary approvals to authorize the signing of this Agreement on the Purchaser’s behalf.

(o)

The entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a part or by which it is or may be bound.

(p)

The Purchaser has duly signed and delivered this Agreement and this Agreement constitutes a legal, valid, and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms.

(q)

The Purchaser has obtained independent advice as to the applicable hold period imposed on the Securities by NI 45-102 and the 1933 Act, and other securities legislation, and confirms that the Issuer has made no representations regarding the applicable hold periods for the Securities, and the Purchaser is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with NI 45-102, the 1933 Act, and other applicable securities legislation.

(r)

If required by applicable securities legislation, policy, or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will sign, deliver, file, and otherwise assist the Issuer in filing all reports, undertakings, and other documents required with respect to the issue of the Securities.

(s)

the Purchaser is capable of assessing and evaluating the risks and merits of this investment as a result of the Purchaser’s financial, investment or business experience or as a result of advice received from a registered person other than the Issuer or an affiliate thereof, and the Purchaser or, where it is not purchasing as principal, each beneficial purchaser is able to bear the economic loss of its investment.

(t)

the Purchaser (or, if applicable, others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or, if applicable, others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation.

(u)

The Purchaser makes the representations, warranties, covenants, and acknowledgements contained in this Agreement and in any other Appendices, documents, or materials signed and delivered by the Purchaser hereunder, with the intent that the Issuer and its professional advisors may rely on them in determining the Purchaser’s eligibility or, if applicable, the eligibility of others on whose behalf the Purchaser is contracting to purchase the Securities, and the Purchaser agrees to indemnify the Issuer against all losses, claims, costs, expenses, and damages or liabilities which the Issuer may suffer or incur caused by or arising from its reliance thereon.

(v)

The Purchaser agrees that the above representations, warranties, covenants, and acknowledgements will be true and correct both as of the signing date of this Agreement and as of the Closing Date and that they will survive the Purchaser’s purchase of the Securities and will continue in full force and effect even if the Purchaser subsequently disposes of any of the Securities. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty, or other information relating to the Purchaser set forth herein which takes place before the Closing Date.

(w)	it has no intention to distribute, either directly or indirectly, any of the Securities in the United States or to U.S. Persons.

(x)

the current structure of this transaction and all transactions and activities contemplated hereunder, and the Purchaser's participation therein, is not a scheme to avoid the registration requirements of the 1933 Act.

6.                        ISSUER’S COVENANTS

6.1                      The Issuer covenants and agrees with the Purchaser as follows:

(a)	on the Closing Date, the Issuer will have taken all necessary steps to duly and validly create and issue the Securities as fully paid and non-assessable;

(b)	the Issuer has been duly incorporated and organized and is a valid and subsisting company under the laws of the State of Nevada;

(c)

the Issuer has the full corporate right, power and authority to execute this Subscription Agreement, and to issue the Securities to the Purchaser pursuant to the terms of this Subscription Agreement; and

(d)	this Subscription Agreement constitutes a binding and enforceable obligation of the Issuer, enforceable in accordance with its terms.

7.                        RESALE RESTRICTIONS AND LEGENDING OF SECURITIES

7.1                      The Purchaser acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Securities may be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available

7.2                      The Purchaser further acknowledges that the Securities will be subject to restrictions on resale imposed by NI 45-102, which in Canada will be four months and one day from the Closing Date.

7.3                      The Purchaser agrees to consult his own legal advisors regarding the statutory resale restrictions applicable to the Securities before the resale of any of the Securities.

7.4                      The certificates representing the Securities will bear a legend denoting the resale restrictions imposed by NI 45-102, the 1933 Act and other applicable securities legislation. The Purchaser agrees to sell, assign, or transfer the Securities only in accordance with these legends.

7.5                      The Purchaser acknowledges and agrees that:

(a)

the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or any State securities laws, and may not be offered and sold, directly or indirectly, in the United States or by or to or for the account or benefit of a U.S. Person (as defined in Regulation S ("Regulation S") promulgated under the 1933 Act) without registration under the 1933 Act and any applicable State securities laws, unless an exemption from registration is available;

(b)

the Issuer has no present intention and is not obligated under any circumstances to register the Securities, or to take any other actions to facilitate or permit any proposed resale or transfer thereof in the United States or otherwise by or to or for the account or benefit of a U.S. Person, and in particular, the Subscriber and the Issuer further acknowledge and agree that the Issuer is hereby required to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and

(c)

the Warrants may not be exercised in the United States or otherwise by or to or for the account or benefit of a U.S. Person without registration under the 1933 Act and any applicable State securities laws, unless an exemption from registration is available and the holder of such Warrant furnishes the Issuer with a legal opinion of counsel satisfactory to the Issuer to that effect.

7.6                      The foregoing discussion on hold periods and resale restrictions is a general summary only and is not intended to be comprehensive or exhaustive, or to apply in all circumstances. Purchasers are advised to consult with their own advisors concerning their particular circumstances and the particular nature of the restrictions on transfer, the extent of the applicable hold period and the possibilities of utilizing any further exemptions or the obtaining of a discretionary order to transfer any Securities. Subscribers are further advised against attempting to resell or transfer any Securities until they have determined that any such resale or transfer is in compliance with the requirements of all applicable securities laws, including but not limited to compliance with restrictions on certain pre-trade activities and the filing with the appropriate regulatory authority of reports required upon any resale of the Securities.

7.7                      The Purchaser hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares, the Warrants or the Warrant Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE

UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].

8.                        FINDERS FEE

8.1                      The Purchaser acknowledges that the Issuer may pay finder's fees to certain arm's length parties (the "Finders") in connection with the completion of the Private Placement equal to 10% of the aggregate subscription proceeds realized from the sale of the Units by the respective Finder, payable in cash or shares, and broker’s warrants ("Broker Warrants") equal to 10% of the aggregate subscription proceeds. The Broker Warrants shall have the same terms as the Warrants.

9.                        SUBSCRIPTION

9.1                      This subscription is irrevocable, subject to section Error! Reference source not found. and to acceptance hereof by the Issuer.

9.2                      The Purchaser hereby authorizes and directs the Issuer to deliver certificates representing the Shares and Warrants to be issued to such Purchaser pursuant to this Subscription Agreement to the residential or business address indicated in this subscription.

9.3                      This subscription may be accepted in whole or in part by the Issuer at its sole discretion and the right is reserved to the Issuer at its sole discretion to allot to any Purchaser less than the amount of Units subscribed for. Confirmation of acceptance or rejection of this subscription will be forwarded to the Purchaser promptly after the acceptance or rejection of the subscription by the Issuer.

10.                      CLOSING DATE

10.1                    The Closing Date will take place on a date to be determined by the Issuer.

10.2                    On the Closing Date, subject to section 3.1, the Issuer will issue and deliver to the Purchaser the certificates representing the Shares and Warrants purchased by the Purchaser registered as instructed on page 2 of this Agreement.

11.                      COLLECTION OF PERSONAL INFORMATION

11.1                    The Purchaser (on its own behalf and, if applicable, on behalf of any person for whose benefit the Purchaser is subscribing) acknowledges and consents to the collection by the Issuer of the Purchaser's (and any beneficial purchaser’s) personal information for the purpose of completing the

Purchaser’s subscription. The Purchaser (on its own behalf and, if applicable, on behalf of any person for whose benefit the Purchaser is subscribing) acknowledges and consents to the Issuer retaining the personal information for as long as permitted or required by applicable law or business practices. The Purchaser (on its own behalf and, if applicable, on behalf of any person for whose benefit the Purchaser is subscribing) further acknowledges and consents to the Issuer disclosing as required by applicable securities laws, stock exchange rules, and IDA rules to regulatory authorities, or to other authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorism Financing Act (Canada), any personal information provided by the Purchaser respecting itself (and any beneficial purchaser). The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers.

11.2                    Furthermore, the Purchaser is hereby notified that:

(i)

the Issuer may deliver to the Ontario Securities Commission certain personal information pertaining to the Purchaser, including such Purchaser’s full name, residential address and telephone number, the number of Securities purchased by the Purchaser and the total purchase price paid for such Securities, the prospectus exemption relied on by the Issuer and the date of distribution of the Securities,

(ii)	such information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in securities legislation,

(iii)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and

(iv)

the Purchaser may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance Ontario Securities Commission Suite 1903, Box 55, 20 Queen Street West Toronto, Ontario, M5H 3S8 Telephone: (416) 593-8086

12.                     NOTICE

12.1                    Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission, or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

12.2                    If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.

12.3                    If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

12.4                    If there is an interruption in normal mail service due to strike, labour unrest, or other cause at or prior to the time a notice is mailed, the notice will be sent by facsimile transmission or will be delivered.

13.                       MISCELLANEOUS

13.1                    A party may not assign this Agreement without the other party’s written consent.

13.2                    All references to currency refer to United States dollars.

13.3                    Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

13.4                    Except as expressly provided in this Agreement and in the agreements, instruments, and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties regarding the Securities and there are no other terms, conditions, representations, or warranties, whether expressed, implied, oral, or written, by statute, by common law, by the Issuer, or by anyone else.

13.5                    The parties to this Agreement may amend this Agreement only in writing.

13.6                    This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

13.7                    This Agreement is to be read with all changes in gender or number required by the context.

13.8                    This Agreement will be governed by and construed in accordance with the laws of British Columbia and the parties irrevocably attorn and submit to the jurisdiction of the court of British Columbia with respect to any dispute related to this Agreement.

13.9                    The parties may sign this Agreement in any number of counterparts and may deliver this Agreement by facsimile, all of which, when taken together, will be deemed to be one and the same document.

13.10                  All costs and expenses incurred by the Purchaser (including any fees and disbursements of any special counsel obtained by the Purchaser) relating to the sale of the Units to the Purchaser shall be borne by the Purchaser.

APPENDIX I

CERTIFICATE OF
PURCHASERS

All Purchasers need to complete this Certificate.

TO: ENERTOPIA CORPORATION

In addition to the covenants, representations and warranties contained in the Subscription Agreement, to which this Appendix II – Certificate of Purchasers is attached, the undersigned Purchaser (or the Purchaser on behalf of one or more beneficial purchasers for whom the Purchaser is purchasing as principal) covenants, represents and warrants to the Issuer that the Purchaser (or one or more beneficial purchasers for whom the Purchaser is purchasing as principal) either (i) qualifies under Category 1 – Accredited Investor as an "accredited investor" as defined in NI 45-106 and has checked the appropriate box below.

CATEGORY 1 – Accredited Investor

_______	(a)	a Canadian financial institution, or a Schedule III bank;

_______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_______	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_______	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

_______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

_______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

_______	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

_______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or an agency of that government;

_______	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) a pension commission or similar regulatory authority of a jurisdiction of Canada;

_______	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_______	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

_______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

_______	(m)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that was not created or used solely to purchase or hold securities as an accredited investor under this paragraph (m);

_______	(n)	an investment fund that distributes or has distributed its securities only to;

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], or 2.19 of NI 45-106 [Additional investment in investment funds], or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment];

_______	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or, in Québec, the securities regulatory authority has issued a receipt;

_______	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

_______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

_______	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

_______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

_______	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

_______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

_______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

CATEGORY 2 – NOT APPLICABLE

CATEGORY 3 – NOT APPLICABLE

CATEGORY 4 – Offering Memorandum

_______	(a)

The Purchaser does not meet any of the criteria set out in Category 1, and the Purchaser is purchasing the Units as principal and has received a copy of the Offering Memorandum of the Issuer prior to its execution of the Subscription Agreement for the Units. Please turn to and complete Appendix IIA attached hereto; AND

_______	(b)

If the Subscriber is resident in Alberta, Manitoba, Northwest Territories, Nunavut, Prince Edward Island, Quebec, Saskatchewan or Yukon, the aggregate acquisition cost to the Subscriber does not exceed $10,000 or the Subscriber falls within one of the categories of “ eligible investor” below:

_______	(a)	a person whose

(ii)	net assets, alone or with a spouse, in the case of an individual, exceed $400 000,

(ii)	net income before taxes exceeded $75 000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year, or

(iii)

net income before taxes, alone or with a spouse, in the case of an individual, exceeded $125 000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year,

_______	(b)	a person of which a majority of the voting securities are beneficially owned by eligible investors or a majority of the directors are eligible investors,

_______	(c)	a general partnership of which all of the partners are eligible investors,

_______	(d)	a limited partnership of which the majority of the general partners are eligible investors,

_______	(e)	a trust or estate in which all of the beneficiaries or a majority of the trustees or executors are eligible investors,

_______	(f)	an accredited investor,

_______	(g)	a person described in section 2.5 Family, friends and business associates of National Instrument 45-106, or

_______	(h)	a person that has obtained advice regarding the suitability of the investment and, if the person is resident in a jurisdiction of Canada, that advice has been obtained from an eligibility adviser;

"financial assets" means

(a)	cash,
(b)	securities, or
(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction; "person" includes

(a)	an individual,
(b)	a corporation,
(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"related liabilities" means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
(b)	liabilities that are secured by financial assets;

"spouse" means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, or
(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned Purchaser shall give the Issuer immediate written notice thereof.

The Purchaser acknowledges that the Issuer will be relying on this Certificate in connection with the Subscription Agreement.

The statements made on this certificate are true.

EXECUTED by the Purchaser at __________________________this ________day of ______________________, 2012

If a corporation, partnership or other entity:	If an individual:

Signature of Authorized Signatory	Signature

Name and Position of Signatory	Print Name

Name of Purchasing Entity	Jurisdiction of Residence

Jurisdiction of Residence

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

  the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You will not receive advice

You will not get professional advice about whether the investment is suitable for you. But you can still seek that advice from a registered adviser or registered dealer. In Alberta, Manitoba, Northwest Territories, Nunavut, Prince Edward Island, Québec, Saskatchewan and Yukon to qualify as an eligible investor, you may be required to obtain that advice.

* * * * * * *

For more information on the exempt market, call your local securities regulatory authority

Alberta Securities Commission	British Columbia Securities Commission
Telephone: (403) 297-6454	Telephone: (604) 899-6500
Facsimile: (403) 297-6156	Facsimile: (604) 899-6506
Website: www.albertasecurities.com	Website: www.bcsc.bc.ca

Instruction:

The purchaser must sign 2 copies of this form. The purchaser and the issuer must each receive a signed copy.

APPENDIX II

ACKNOWLEDGMENT AND DIRECTION

TO:	Macdonald Tuskey, Corporate and Securities Lawyers

RE:	Enertopia Corporation (the "Issuer")
Private Placement of Units at a price of US$0.05 per Unit (the "Offering").

The undersigned (the "Subscriber") hereby confirms that it shall, on the Closing Date, deposit $_____________________ (the "Deposited Funds") in trust with Macdonald Tuskey, Corporate and Securities Lawyers ("MT") as deposit against the purchase of securities of the Issuer under the Offering.

The Subscriber hereby expressly acknowledges and agrees that it shall be required to enter into a subscription agreement (the "Subscription Agreement") with the Issuer which subscription agreement shall set forth the terms upon which the Issuer will offer to sell securities to the Subscriber, which terms shall be irrevocable and binding on the Subscriber upon acceptance of the Subscriber's executed Subscription Agreement by the Issuer.

The Subscriber acknowledges and agrees that MT in no way represents the interests of the Subscriber in any manner or for any purpose whatsoever. The Subscriber confirms that it has had the opportunity to consult with its own legal counsel with respect to the purchase any potential resale of the Securities.

The Subscriber hereby expressly and irrevocably authorizes and directs MT, to release and deliver the Deposited Funds to the Issuer against the issuance of certificates representing the Shares and Warrants subscribed for by the Subscriber under the Subscription Agreement.

EXECUTED by the undersigned at _________________________ this ___________ day of ________________________, 2012.

If a corporation, partnership or other entity:	If an individual:

Signature of Authorized Signatory	Signature

Name of Entity	Print or Type Name

Type of Entity

Name and Position of Signatory

APPENDIX IIA

Each Subscriber relying on the "Offering Memorandum" exemption contained in Part 2 of National Instrument 45-106 is required to complete and execute the following acknowledgment

FORM 45-106F4

RISK ACKNOWLEDGMENT

RISK ACKNOWLEDGMENT

WARNING

I acknowledge that this is a risky investment:

- I am investing entirely at my own risk.
- No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities or the disclosure in the offering memorandum.
- The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.
- I will not be able to sell these securities for 4 months.
- I could lose all the money I invest.

I am investing $_______ [total consideration] in total; this includes any amount I am obliged to pay in future. Enertopia Corporation will pay $____________ [amount of fee or commission] of this to ______________________________ [name of person selling the securities] as a fee or commission.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

______________________________	______________________________
Date	Signature of Purchaser
	______________________________
	Print Name of Purchaser

SIGN 2 COPIES OF THIS DOCUMENT. KEEP ONE COPY FOR YOUR RECORDS

You have 2 business days to cancel your purchase.

To do so, send a notice to Enertopia Corporation stating that you want to cancel your purchase. You must send the notice before midnight on the 2nd business day after you sign the agreement to purchase the securities. You can send the notice by fax or email or deliver it in person to Enertopia Corporation at its business address. Keep a copy of the notice for your records.

Issuer and Address:	Enertopia Corporation
950 – 1130 West Pender Street
Vancouver, British Columbia
Canada, V6E 4A4

Facsimile Number:	(604) 685-1602
Email:	bossbunka@gmail.com

PLEASE REVIEW THE INFORMATION ON PAGE 2 OF THIS RISK ACKNOWLEDGMENT

FORM OF CLEARANCE LETTER

TO:	Olympia Trust Company, for the Shares of Enertopia Corporation (the “Company”).

The undersigned (A) acknowledges that the sale of the common shares represented by certificate number ________________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the 1933 Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; and (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: __________________________________        Dated: ____________________________
           Signature

______________________________________
Name (please print)

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _________________________ (the “Seller”) dated _______________________, with regard to the sale, for such Seller’s account, of the common shares represented by certificate number_______of the Company described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

__________________________________________
Name of Firm

By: _______________________________________
           Authorized officer

Date: _____________________________________